UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 19, 2023

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on September 23, 2022, Tetra Tech, Inc. (the “Company”) issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “UK Code”), disclosing that the Company and the board of directors of RPS Group plc (“RPS”) had reached an agreement on the terms of a recommended cash offer by the Company for the acquisition of the entire issued and to-be-issued share capital of RPS (the “Acquisition”). The Acquisition will be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act of 2006 (the “UK Companies Act”). In connection with the Acquisition, (i) the Company and RPS have entered into various documents including a Cooperation Agreement, dated September 23, 2022 (the “Cooperation Agreement”) and (ii) the Company and Bank of America, N.A., as administrative agent and lender (“BofA”), have entered into various documents including a Bridge Credit Agreement, dated September 23, 2022 (the “Bridge Credit Agreement”). Pursuant to the Acquisition, RPS shareholders are entitled to receive 222 pence in cash for each RPS share held by such shareholder.

The foregoing summary description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the terms of the Acquisition described in the Rule 2.7 Announcement and the Cooperation Agreement. Copies of the Rule 2.7 Announcement and the Cooperation Agreement are attached as Exhibits 2.01 and 2.02, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Notice to Shareholders Regarding UK Disclosure Requirements

The Company directs the attention of its shareholders to certain disclosure requirements applicable to the Acquisition. The relevant disclosure requirements are set out in Rule 8 of the UK Code, which is published and administered by the Takeover Panel (the “Panel”). In particular, Rule 8.3 of the UK Code requires that any person who is interested (directly and indirectly) in 1% or more of any class of relevant securities of any party to the offer must make (a) an “Opening Position Disclosure” and (b) a “Dealing Disclosure” if they deal in any relevant security of any party to the offer during the offer period. The Company’s ordinary shares are relevant securities for the purposes of this offer period.

Further information about the Panel’s disclosure regime is available at: http://www.thetakeoverpanel.org.uk/disclosure. If a Company shareholder has any questions on these disclosure requirements, the Panel’s Market Surveillance Unit can be contacted on +44 (0)20 7638 0129.

Item 7.01	Regulation FD Disclosure

On January 19, 2023, the Company and RPS published a joint press release announcing that the High Court of Justice in England and Wales had sanctioned the Scheme with an anticipated effective date of January 23, 2023, conditioned upon delivery of a copy of the court order to the Registrar of Companies. On January 23, 2023, the Company and RPS published a joint press release announcing that, following delivery of the court order, the Scheme had become effective and the entire issued and to-be-issued share capital of RPS was owned by the Company. A copy of each of the January 19, 2023 and January 23, 2023 press releases are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On January 24, 2023, the Company and RPS published a joint press release announcing that shares of RPS were de-listed from the London Stock Exchange and admission to trading of shares of RPS stock on the London Stock Exchange was cancelled. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. Additionally, on January 24, 2023 the Company published a separate press release announcing the consummation of the Acquisition. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, and 99.4 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or Securities Act of 1933, as amended, except to the extent that the registrant specifically incorporates any such information by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
2.01	Rule 2.7 Announcement, dated as of September 23, 2022 (Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2022)*
2.02	Cooperation Agreement, dated as of September 23, 2022 (Incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2022)*
99.1	Press Release issued by the Company and RPS, dated January 19, 2023
99.2	Press Release issued by the Company and RPS, dated January 23, 2023
99.3	Press Release issued by the Company and RPS, dated January 24, 2023
99.4	Press Release issued by the Company, dated January 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Items 601(a)(5) of Regulation S-K, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: January 24, 2023	By:	/s/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer